Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED

Confidential Portions of This Agreement Which Have Been Redacted

Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed

Separately With The United States Securities and Exchange Commission.

EXCHANGE AND SERVICE AGREEMENT

This EXCHANGE AND SERVICE AGREEMENT (“Agreement”) is dated December 15, 2006, by and between (i) CryoLife, Inc., a Florida corporation (“CryoLife”), and (ii) Regeneration Technologies, Inc., a Delaware corporation (“Regeneration”), RTI Donor Services, Inc., f/k/a U.S. Allograft Network, Inc., a Delaware not-for-profit corporation (“RDS”), and Regeneration Technologies, Inc. – Cardiovascular, an Alabama corporation (“RTI-Cardiovascular,” together with Regeneration and RDS, “RTI” or the “RTI Entities”).

RECITALS

The Parties desire to exchange certain rights they have under the CryoLife Agreements and the RTI Agreements, and to make certain agreements respecting procurement, processing, and distribution activities for Cardiovascular Tissue and Orthopedic Tissue pursuant to the terms set forth in this Agreement.

In consideration of the premises, the promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. DEFINITIONS

The following terms have the meanings specified below when used in this Agreement:

“Cardiovascular Tissue” shall mean human cardiac and vascular tissues, including whole hearts, heart valves, veins, and arteries.

“Confidential Information” shall have the meaning ascribed to it in Section 7.1.

“CRAs” shall mean the recovery agencies who are parties to the CryoLife Agreements.

“CryoLife Agreements” shall mean the agreements listed on Schedule 1-A attached hereto pursuant to which CryoLife has any right to recover Orthopedic Tissue.

“Damages” shall have the meaning ascribed to it in Section 6.2.

“Disclosing Party” shall have the meaning ascribed to it in Section 7.1.

“Distribution Run-Off Period” shall mean the period beginning with the Effective Date and ending at the close of business on June 30, 2008.

“Effective Date” shall be the date of this Agreement.

“Encumbrance” shall mean any claim, lien, pledge, security interest or similar restrictions relating to an asset.

“Indemnified Person” shall mean a Party entitled to indemnity under Section 6.2 of this Agreement.

“Indemnifying Person” shall mean a Party obligated to indemnify an Indemnified Person under Section 6.2 of this Agreement.

“Liability“ shall mean with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

“Net Sales” means the aggregate amount of all invoices for the shipment of a Processing Party’s Subject Tissue during a relevant period of time, excluding any packaging, transportation or insurance costs.

“Noncompetition Period” shall mean the period commencing on July 1, 2008 and ending on December 31, 2016.

“OA Technology” shall mean CryoLife’s confidential and proprietary processing method for human osteochondral tissue.

“Orthopedic Tissue” shall mean the human orthopedic soft tissues of the knee including whole knees, distal tibia, meniscus, bone and non-bone tendons, and femoral condyles together with the following human orthopedic soft tissues for the knee: Achilles, patella, peroneus longus, semitendinosus, gracilis, quadriceps, anterior/posterior tibialis, peroneus brevis, and medial collateral ligaments.

“Parties” shall mean CryoLife and the RTI Entities. “Party” shall mean any one of the Parties.

“Person“ shall mean an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a government agency.

“Proceeding“ shall mean any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any court, government agency or arbitrator.

“Processing Party” shall have the meaning ascribed to it in Section 5.2.

“Receiving Party” shall have the meaning ascribed to it in Section 7.1.

“Representative“ shall mean with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

“RRAs” shall mean the recovery agencies parties to the RTI Agreements.

“RTI Agreements” shall mean the agreements listed on Schedule 1-B attached hereto pursuant to which RTI has any right to recover Cardiovascular Tissue.

“Servicing Party” shall have the meaning ascribed to it in Section 5.2.

“Subject Agreement” shall mean the CryoLife Agreements when reference is made to CryoLife and the RTI Agreements when the reference is made to RTI.

“Subject Tissue” shall mean the Orthopedic Tissue when reference is made to CryoLife and the Cardiovascular Tissue when reference is made to RTI.

“Third-Party Claim” shall mean any claim against any Indemnified Person by a Person not a party to this Agreement, whether or not involving a Proceeding.

2. RIGHTS AND ASSETS TRANSFER

2.1 Transfer of Orthopedic Rights.

(a) Within seven days after the Effective Date, CryoLife shall notify all CRAs that CryoLife (i) will cease accepting Orthopedic Tissue for internal processing as of January 1, 2007 and (ii) has made arrangements with RTI to process Orthopedic Tissue that such CRA makes available to CryoLife under its CryoLife Agreement. CryoLife will also (i) direct each CRA to deliver to RTI all Orthopedic Tissue they desire to make available to CryoLife under its CryoLife Agreement with identification that such Orthopedic Tissue is being delivered pursuant to the CryoLife Agreement and (ii) inform each CRA that CryoLife will re-direct Orthopedic Tissue received from the CRA after January 1, 2007 to RTI for processing.

(b) CryoLife shall provide each CRA an amendment agreement which the CRA may sign to remove Orthopedic Tissue procurement from their CryoLife Agreement. CryoLife shall also reaffirm its intent to continue processing Cardiovascular Tissue and introduce the CRAs to RTI.

(c) During the Distribution Run-Off Period, CryoLife shall use its reasonable best efforts to introduce RTI to the CRAs and assist RTI to obtain new procurement agreements with each of the CRAs. RTI agrees to process and distribute all Orthopedic Tissue received under the CryoLife Agreements in accordance with RTI’s processing standards and to reimburse CryoLife for any and all procurement fees paid by CryoLife to any of the CRAs for the Orthopedic Tissue delivered to RTI pursuant to the CryoLife Agreements.

2.2 Transfer of Cardiovascular Rights.

(a) Within seven days after the Effective Date, RTI shall notify all RRAs that RTI (i) will cease accepting Cardiovascular Tissue for internal processing as of January 1, 2007 and (ii) has made arrangements with CryoLife to process Cardiovascular Tissue that such RRA makes available to RTI under its RTI Agreement. RTI will also (i) direct each RRA to deliver to CryoLife all Cardiovascular Tissue they desire to make available to RTI under its RTI Agreement with identification that such Cardiovascular Tissue is being delivered pursuant to the RTI Agreement and (ii) inform each RRA that RTI will re-direct Cardiovascular Tissue received from the RRA after January 1, 2007 to CryoLife for processing.

(b) RTI shall provide each RRA an amendment agreement which the RRA may sign to remove Cardiovascular Tissue procurement from its RTI Agreement. RTI shall also reaffirm its intent to continue processing Orthopedic Tissue and introduce the RRAs to CryoLife.

(c) During the Distribution Run-Off Period, RTI shall use its reasonable best efforts to introduce CryoLife to the RRAs and assist CryoLife to obtain new procurement agreements with each of the RRAs. CryoLife agrees to process and distribute all Cardiovascular Tissue received under the RTI Agreements in accordance with CryoLife’s processing standards and to reimburse RTI for any and all procurement fees paid by RTI to any of the RRAs for the Cardiovascular Tissue delivered to CryoLife pursuant to the RTI Agreements.

3. REPRESENTATIONS AND WARRANTIES OF CRYOLIFE

CryoLife represents and warrants to RTI as follows:

3.1 Organization, Qualifications and Corporate Power. CryoLife is a corporation duly incorporated, validly existing and is in good standing under the laws of Florida and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification and where the failure to be so licensed or qualified could have a material adverse effect upon CryoLife or its business. CryoLife has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted. CryoLife has the corporate power and authority to execute, deliver and perform this Agreement.

3.2 Enforceability; Authority; No Conflict.

(a) This Agreement constitutes the legal, valid and binding obligation of CryoLife, enforceable against CryoLife in accordance with its terms. CryoLife has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and such action has been duly authorized by all necessary corporate action of CryoLife.

(b) Except as set forth in Schedule 3.2(b), neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein will, directly or indirectly (with or without notice or lapse of time), breach any provision of the Articles of Incorporation or the Bylaws of CryoLife.

(c) Except for consents that have been obtained, CryoLife is not required to give any notice to or obtain any consent from any third party in connection with the execution, delivery or performance of this Agreement or the consummation of any of the transactions contemplated herein.

3.3 Contracts; No Defaults. CryoLife has delivered to RTI a complete and accurate listing of all CryoLife Agreements which identify all CRAs. Except as set forth in Schedule 3.3,

(a) each of the CryoLife Agreements is in full force and effect and is valid and enforceable in accordance with its terms;

(b) the CryoLife Agreements constitute all of CryoLife’s contractual rights to recover Orthopedic Tissue;

(c) CryoLife and each other party to the CryoLife Agreements are, and have been, in compliance with all applicable terms and requirements of each CryoLife Agreement; and

(d) CryoLife has not given to or received from any other party to the CryoLife Agreements any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or breach of, or default under, any CryoLife Agreement.

3.4 Tissue Inventory. CryoLife will deliver to RTI on or before January 5, 2007 a complete and accurate listing of CryoLife’s Orthopedic Tissue inventory as of December 31, 2006.

3.5 Customers List. CryoLife has delivered to RTI a complete list of its customers for its Orthopedic Tissue.

4. REPRESENTATIONS AND WARRANTIES OF RTI ENTITIES

Each of the RTI Entities represents and warrants to CryoLife as follows:

4.1 Organization, Qualifications and Corporate Power. Schedule 4.1 lists the jurisdiction of incorporation of each of the RTI Entities. Each of the RTI Entities other than RDS is a corporation duly incorporated, validly existing, and in good standing under the laws of its jurisdiction of incorporation. RDS is a not-for-profit corporation duly incorporated, validly existing and in good standing under the laws of Delaware. Each of the RTI Entities is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the character of the properties owned or leased by it requires such licensing or qualification and where the failure to be so licensed or qualified could have a material adverse effect upon such RTI Entity or its business. Each of the RTI Entities has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted. Each of the RTI Entities has the corporate power and authority to execute, deliver and perform this Agreement.

4.2 Enforceability; Authority; No Conflict.

(a) This Agreement constitutes the legal, valid and binding obligation of each of the RTI Entities, enforceable against them in accordance with its terms. Each of the RTI Entities has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and such action has been duly authorized by all necessary corporate action of each of the RTI Entities.

(b) Except as set forth in Schedule 4.2(b), neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein will, directly or indirectly (with or without notice or lapse of time), breach any provision of the Articles of Incorporation or the Bylaws of any of the RTI Entities.

(c) Except for consents that have been obtained and notices already provided and to be provided to ATS Medical, Inc., none of the RTI Entities is required to give any notice to or obtain any consent from any third party in connection with the execution, delivery or performance of this Agreement or the consummation of any of the transactions contemplated herein.

4.3 Contracts; No Defaults. RTI has delivered to CryoLife a complete and accurate listing of all RTI Agreements which identifies all RRAs. Except as set forth in Schedule 4.3,

(a) each of the RTI Agreements is in full force and effect and is valid and enforceable in accordance with its terms;

(b) the RTI Agreements constitute all of RTI’s contractual rights to recover Cardiovascular Tissue;

(c) RTI and each other party to the RTI Agreements are, and have been, in compliance with all applicable terms and requirements of each RTI Agreement; and

(d) RTI has not given to or received from any other party to the RTI Agreements any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or breach of, or default under, any RTI Agreement.

4.4 Tissue Inventory. RTI will deliver to CryoLife on or before January 5, 2007 a complete and accurate listing of RTI’s Cardiovascular Tissue inventory as of December 31, 2006.

4.5 Customers List. RTI has delivered to CryoLife a complete list of its customers for its Cardiovascular Tissue.

5. COVENANTS

5.1 Distribution Run-Off. Except to the limited extent provided in Section 2, CryoLife and RTI shall each cease accepting their Subject Tissue for processing from any party beginning on January 1, 2007; provided, however, that each of CryoLife and RTI may continue during the Distribution Run-Off Period to process and distribute their respective Subject Tissue in such Party’s possession or coming into such Party’s possession prior to January 1, 2007.

5.2 Marketing Services.

(a) Except as provided in this Section 5.2, the Parties shall cease marketing and soliciting orders for their Subject Tissue from third parties upon the expiration of the Distribution Run-Off Period. Within five (5) business days after the conclusion of the Distribution Run-Off Period, each Party shall deliver to the other Party a complete and accurate listing of such Party’s Subject Tissue inventory as of the conclusion of the Distribution Run-Off Period. Thereafter, each Party’s obligations with regard to its Subject Tissue shall be limited to (i) storing the Subject Tissue in accordance with its internal policy and procedure for the storage of such Subject Tissue, and (ii) shipping the Subject Tissue to a third party pursuant to orders accepted from the other Party in accordance with its internal policy and procedure for the shipment of such Subject Tissue.

(b) After the Distribution Run-Off Period, each Party (the “Servicing Party”) shall be entitled to market and solicit orders for the Subject Tissue of the other Party (the “Processing Party”). Neither Party shall be obliged to offer the other Party’s Subject Tissue for distribution in preference to tissue it processes for distribution.

(c) After the Distribution Run-Off Period, each Party will direct all orders it receives for its Subject Tissue to the other Party and will process orders received from the other Party for its Subject Tissue in the manner provided herein. Orders shall be on terms acceptable to the Processing Party, including a purchase order number from a bona fide hospital or other health care agency.

(d) The Processing Party shall have the right to reject any order for any reason consistent with its regular order acceptance procedures, including for unacceptable credit risk. After an order is accepted, the Processing Party shall invoice the receiving party for the requested Subject Tissue. The Processing Party shall promptly notify the Servicing Party of the shipment of such Subject Tissue. The Parties’ obligations under subsections (b), (c), and (f) herein shall expire on December 31, 2008.

(e) As compensation for the marketing services provided by the Servicing Party, the Processing Party shall pay to the Servicing Party a commission equal to [***]% of the Net Sales for all of the Processing Party’s Subject Tissue distributed pursuant to this Section 5.2. Such commission shall be paid on the 30th day of each month for invoices sent by the Processing Party to the recipients of the Processing Party’s Subject Tissue during the preceding calendar month. In the event any invoice is not paid within 120 days after the date of such invoice, or if any allowance, discount, credit or refund were made with respect to any Subject Tissue shipped subsequent to the delivery of the invoice, the amount of the Commission paid on such uncollected invoice, allowance, discount, credit or refund shall be, at the option of the Processing Party, (i) deducted from the subsequent commission due to the Servicing Party, or (ii) repaid by the Servicing Party. The Processing Party shall deliver to the Servicing Party by the third day of each month a report, identifying the units of the Processing Party’s Subject Tissue shipped, the units returned and the charge per unit for such Subject Tissue during the preceding month. This report shall also include a listing of all invoices for the Processing Party’s Subject Tissue shipped after June 30, 2008 that became [***] days past due during the preceding month.

(f) Each Party shall store and maintain its Subject Tissue pursuant to its internal procedures for the maintenance of such tissue; provided, however, that each Party may remove any Subject Tissue from inventory it determines is not suitable for distribution. For a period of two years after the Effective Date, on or before the 10th day of March, June, September and December, each Party shall deliver to the other Party a complete listing of such Party’s Subject Tissue current inventory as of the end of the preceding calendar quarter. Thereafter, each Party shall deliver the other Party such updated listing of their respective Subject Tissue upon request from the other Party.

(g) Notwithstanding any provisions of this Section 5.2, either Party may make arrangements for humanitarian or other non-commercial disposition of their Subject Tissue inventory with the written consent of the other Party not to be unreasonably withheld.

(h) Each Servicing Party shall notify the Processing Party of any reported complaint regarding the Processing Party’s Subject Tissue within one business day after the Servicing Party’s receipt of notification of such complaint. Each Party shall copy the other Party on any correspondence regarding any investigation relating to such complaint and keep the other Party reasonably informed of the progress of the investigation.

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

5.3 Noncompetition.

(a) During the Noncompetition Period, neither Party shall, anywhere in the United States, Canada and European Union, directly or indirectly, (i) accept any donation of, or process for commercial distribution, any Subject Tissue; (ii) except as set forth in Section 5.1 or 5.2, distribute any Subject Tissue to third parties; or (iii) invest in, own, manage, operate, finance, control, advise, render services to or guarantee the obligations of any Person engaged in or planning to become engaged in the business of processing or distributing Subject Tissue; provided, however, each Party may purchase or otherwise acquire up to (but not more than) [***] percent ([***]%) of any class of the securities of any Person (but may not otherwise participate in the activities of such Person) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; provided, further, that neither Party shall be in violation of this noncompetition covenant by virtue of the sale, transfer or exchange of any portion of its tissue processing business to any third party, including any sale, transfer or exchange of a controlling interest in the Party or any division or subsidiary of the Party that includes the Party’s tissue processing activities. Notwithstanding the foregoing, this section will not apply to the business of any third party or any of its affiliates acquiring all or any interest in, or substantially all of the assets or, either Party.

(b) If a final judgment of a court or tribunal of competent jurisdiction determines that any term or provision contained in Section 5.3(a) is invalid or unenforceable, then the Parties agree that the court or tribunal will have the power to reduce the scope, duration or geographic area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. This Section 5.3 will be enforceable as so modified after the expiration of the time within which the judgment may be appealed. This Section 5.3 is reasonable and necessary to protect and preserve the legitimate business interests of the Parties.

5.4 Customers Lists. Each Party acknowledges that such Party has received a complete list of the other Party’s customers for such other Party’s Subject Tissue (each, a “Customers List”). Each Party acknowledges and agrees that the other Party’s Customers List is the Confidential Information of such other Party and is subject to the provisions of Article 7. CryoLife will use RTI’s Customers List only for the purposes of marketing Cardiovascular Tissue to such customers, and RTI will use CryoLife’s Customers List only for the purposes of marketing Orthopedic Tissue to such customers.

5.5 Limited Transfer of Technology.

(a) CryoLife hereby grants to RTI a limited, worldwide, nonexclusive license to use the OA Technology to process human osteochondral grafts.

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

In connection with the grant of such limited license, CryoLife will provide the resources necessary to facilitate the use of the OA Technology, including providing reasonable train-the-trainer instructions to representatives of RTI at CryoLife’s facilities on how to preserve osteochondral grafts using the OA Technology. CryoLife makes no representation or warranty as to the safety or efficacy of the OA Technology or to the ownership, title or freedom to use the OA Technology. The OA Technology is Confidential Information of CryoLife. RTI agrees that it will not make any statement, disclosure or claim to the effect that it is using or has any right to any CryoLife-developed technology in the processing of its tissue.

(b) Except as provided in Section 5.5(a) above, neither Party is transferring any right, title or interest in or to any of its technology.

(c) During the Noncompetition Period, each Party agrees not to disclose, license, assign, or transfer to any third party for the purpose of processing Subject Tissue within the United States, Canada and European Union any methods, trade secrets, or know-how used by them to process their Subject Tissues. The foregoing shall not apply to any methods, trade secrets or know how not currently used to process their Subject Tissue.

5.6 Distribution.

(a) After the Effective Date, CryoLife shall deliver to RTI copies of its agreements with its distribution representatives for Orthopedic Tissue and shall cooperate with RTI in identifying the CryoLife distribution representatives of Orthopedic Tissue whose agreements RTI desires to assume. CryoLife agrees to use its reasonable best effort to assign such agreements to RTI and to assist RTI in entering into new agreements with the other distribution representatives.

(b) RTI shall use its reasonable best efforts to terminate, effective as of [***], that certain Marketing Services Agreement with ATS Medical, Inc. dated July 21, 2005, pursuant to the terms of such Marketing Services Agreement. If RTI is unable to terminate such Marketing Services Agreement, RTI will offer to assign such agreement to CryoLife pursuant to its terms.

5.7 Transfer of Assets. After the Effective Date, each Party shall identify, and deliver to the other Party a list of, tangible assets used in connection with the processing and distribution of such Party’s Subject Tissue which such Party proposes to transfer to the other Party. Upon the delivery of such assets lists, the Parties shall negotiate in good faith and finalize the lists of assets to be exchanged. Such assets shall be transferred upon terms and conditions acceptable to the Parties. CryoLife shall also identify to RTI the RTI Agreements that CryoLife desires to assume. RTI agrees to use its reasonable best efforts to assign such agreements to CryoLife pursuant to their terms.

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

5.8 Agreement with RDS. CryoLife shall have a right of first refusal to all Cardiovascular Tissue recovered by RDS during the period from January 1, 2007 until January 1, 2012. At CryoLife’s request, RDS shall enter into a recovery agreement with CryoLife on CryoLife’s standard recovery agreement form with the reimbursement costs to be negotiated by the Parties in good faith.

5.9 Further Assurances. The Parties agree to cooperate with each other in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated herein.

6. INDEMNIFICATION; REMEDIES

6.1 Survival. Each Party will have liability for indemnification under Sections 6.2(a) and (b) only if on or before January 1, 2008, the other Party notifies such Party of a claim specifying the factual basis of the claim in reasonable detail to the extent then known by the other Party. There shall be no time limitation for each Party’s indemnification obligation under Sections 6.2(c) and (d). The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations.

6.2 Indemnification And Reimbursement. Each Party hereby agrees to indemnify and hold harmless the other Party, and will reimburse the other Party for any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys’ fees and expenses) or diminution of value, whether or not involving a Third-Party Claim (collectively, “Damages”), arising from or in connection with:

(a) any breach of any representation or warranty made by the Indemnifying Party in this Agreement and the exhibits and schedules attached hereto;

(b) any breach of any covenant or obligation of the Indemnifying Party in this Agreement;

(c) any Liability for personal injury or otherwise arising out of, or in connection with, the recovery, processing, storage or distribution of Subject Tissue by the Indemnifying Party; and

(d) any Liability for personal injury or otherwise arising out of, or in connection with, use of any technology licensed to it pursuant to Section 5.4(a) by an Indemnifying Party.

6.3 Third-Party Claims.

(a) Promptly after receipt by a Party entitled to indemnity under Section 6.2 (an “Indemnified Person”) of notice of the assertion of a Third-Party Claim against it, such Indemnified Person shall give notice to the Person obligated to indemnify under such Section (the “Indemnifying Person”) of the assertion of such Third-Party Claim, provided that the failure to notify the Indemnifying Person will not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such Third-Party Claim is prejudiced by the Indemnified Person’s failure to give such notice.

(b) If an Indemnified Person gives notice to the Indemnifying Person pursuant to Section 6.3(a) of the assertion of a Third-Party Claim, the Indemnifying Person shall be entitled to participate in the defense of such Third-Party Claim and, to the extent that it wishes (unless (i) the Indemnifying Person is also a Person against whom the Third-Party Claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel satisfactory to the Indemnified Person. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person shall not, so long as it diligently conducts such defense, be liable to the Indemnified Person under this Article 6 for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation. If the Indemnifying Person assumes the defense of a Third-Party Claim, (A) such assumption will conclusively establish for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification, and (B) no compromise or settlement of such Third-Party Claims may be effected by the Indemnifying Person without the Indemnified Person’s consent unless (x) there is no finding or admission of any violation of any applicable law or any violation of the rights of any Person; (y) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person; and (z) the Indemnified Person shall have no liability with respect to any compromise or settlement of such Third-Party Claims effected without its consent. If notice is given to an Indemnifying Person of the assertion of any Third-Party Claim and the Indemnifying Person does not, within ten (10) days after the Indemnified Person’s notice is given, give notice to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the Indemnified Person.

(c) Notwithstanding the foregoing, if an Indemnified Person determines in good faith that there is a reasonable probability that a Third-Party Claim may adversely affect it other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Person may, by notice to the Indemnifying Person, assume the exclusive right to defend, compromise or settle such Third-Party Claim, but the Indemnifying Person will not be bound by any determination of any Third-Party Claim so defended for the purposes of this Agreement or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

(d) With respect to any Third-Party Claim subject to indemnification under this Article 6, (i) both the Indemnified Person and the Indemnifying Person, as the case may be, shall keep the other Person fully informed of the status of such Third-Party Claim and any related Proceedings at all stages thereof where such Person is not represented by its own counsel, and (ii) the Parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third-Party Claim.

(e) With respect to any Third-Party Claim subject to indemnification under this Article 6, the Parties agree to cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all Confidential Information and the attorney-client and work-product privileges. In connection therewith, each Party agrees that: (i) it will use its best efforts, in respect of any Third-Party Claim in which it has assumed or participated in the defense, to avoid production of Confidential Information (consistent with applicable law and rules of procedure), and (ii) all communications between any Party hereto and counsel responsible for or participating in the defense of any Third-Party Claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

6.4 Other Claims. A claim for indemnification pursuant to Section 6.2 for any matter not involving a Third-Party Claim may be asserted by written notice to the Indemnifying.

7 CONFIDENTIALITY

7.1 Definition Of Confidential Information.

(a) As used in this Article 7, the term “Confidential Information” includes any and all of the following information of CryoLife or RTI that has been or may hereafter be disclosed in any form, whether in writing, orally, electronically or otherwise, or otherwise made available by observation, inspection or otherwise by either Party or its Representatives (collectively, a “Disclosing Party”) to the other Party or its Representatives (collectively, a “Receiving Party”):

(i) all information that is a trade secret under applicable trade secret or other law;

(ii) all information concerning product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer hardware, and computer software and database technologies, systems, structures and architectures;

(iii) all information concerning the business and affairs of the Disclosing Party, and all information obtained from review of the Disclosing Party’s documents or property or discussions with the Disclosing Party regardless of the form of the communication; and

(iv) all notes, analyses, compilations, studies, summaries and other material prepared by the Receiving Party to the extent containing or based, in whole or in part, upon any information included in the foregoing.

(b) The term “Confidential Information” shall not include any information of the Disclosing Party that the Receiving Party demonstrates (a) was, is or becomes generally available to the public other than as a result of a breach of this Article 6 or any confidentiality agreement by the Receiving Party or its Representatives; (b) was or is developed by the Receiving Party independently of and without reference to any Confidential Information of the Disclosing Party; or (c) was, is or becomes available to the Receiving Party on a nonconfidential basis from a third party not bound by a confidentiality agreement or any legal, fiduciary or other obligation restricting disclosure.

7.2 Restricted Use Of Confidential Information.

(a) Each Receiving Party acknowledges the confidential and proprietary nature of the Confidential Information of the Disclosing Party and agrees that for a period of five years from the date hereof, such Confidential Information (i) shall be kept confidential by the Receiving Party; (ii) shall not be used for any reason or purpose other than to evaluate and consummate the transactions contemplated herein or as expressly provided herein; and (iii) without limiting the foregoing, shall not be disclosed by the Receiving Party to any Person, except in each case as otherwise expressly permitted by the terms of this Agreement or with the prior written consent of an authorized representative of the Disclosing Party; provided, however, that the foregoing obligations shall continue beyond the five-year period until two years after the initial disclosure of any Confidential Information respecting Subject Tissue inventories. Each Party shall disclose the Confidential Information of the other Party only to its Representatives who require such material for the purpose of evaluating the transactions contemplated herein and are informed of the obligations of this Article 7 with respect to such information.

(b) Any Confidential Information of a Disclosing Party that constitutes a trade secret under applicable laws shall also be entitled to all of the protections and benefits under applicable trade secret law and any other applicable law, in addition to the protections set forth in subjections (i), (ii) and (iii) of Section 7.2 beyond the time periods specified therein so long as such Confidential Information remains a trade secret.

(c) The restrictions contained in this Section 7.2 are in addition to, and not in lieu of, any restrictions relating to the use of the OA Technology by RTI contained in Section 5.4.

7.3 Legal Proceedings. If the Receiving Party becomes compelled in any Proceeding or is required by applicable law to make any disclosure that is prohibited or otherwise constrained by this Article 7, such Receiving Party shall provide the Disclosing Party with prompt notice of such compulsion or requirement so that it may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions of this Article 7.

8. GENERAL PROVISIONS

8.1 Expenses. Except as otherwise provided in this Agreement, each Party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated herein, including all fees and expense of its Representatives.

8.2 Public Announcements. Prior to making any public announcement, press release or similar publicity with respect to this Agreement or the transactions contemplated herein, each Party shall notify the other Party of its intent to make such publicity and deliver a draft of such publicity to the other Party. Neither party shall make any public announcement, press release or similar publicity with respect to this Agreement or the transactions contemplated herein without the consent of the other party regarding the content, time and manner of such publicity; provided that nothing in this Section 8.2 shall prevent either Party from making any disclosure required by law or by the New York Stock Exchange or NASDAQ.

8.3 Notices. All notices, Consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a Party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a Party may designate by notice to the other Parties):

If to CryoLife:	CryoLife, Inc.
1655 Roberts Blvd, NW
Kennesaw, GA 30144
Attention: Chief Operating Officer
Fax no.: [***]
E-mail address: [***]

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

If to RTI Entities:	Regeneration Technologies, Inc.
11621 Research Circle
Alachua, FL 32615
Attention: Chief Financial Officer
Fax no.: [***]
E-mail address: [***]

8.4 Jurisdiction; Service Of Process. Any Proceeding arising out of or relating to this Agreement or the transactions contemplated herein may be brought in the courts of the State of Georgia, County of Fulton, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Georgia, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any transactions contemplated herein in any other court. The Parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the Parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in the first sentence of this section may be served on any Party anywhere in the world.

8.5 Enforcement Of Agreement. Each Party acknowledges and agrees that the other Party would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by either Party could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which either Party may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

8.6 Waiver; Remedies Cumulative. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

(c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

8.7 Entire Agreement; Modification. This Agreement supersedes all prior agreements, whether written or oral, between the Parties with respect to its subject matter (including any letter of intent between the Parties) and constitutes (along with the exhibits and schedules and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the Party to be charged with the amendment.

8.8 Binding Agreements; No Third-Party Rights. This Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the Parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section 8.8.

8.9 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

8.10 Construction. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Articles” and “Sections” refer to the corresponding Articles and Sections of this Agreement.

8.11 Time Of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

8.12 Governing Law. This Agreement will be governed by and construed under the laws of the State of Georgia without regard to conflicts-of-laws principles that would require the application of any other law.

8.13 Execution Of Agreement. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

CRYOLIFE:

CryoLife, Inc.

By:	/s/ D. A. Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, COO and CFO

RTI:

Regeneration Technologies, Inc.

By:	/s/ Thomas F. Rose
Name:	Thomas F. Rose
Title:	Vice President and CFO

RTI Donor Services, Inc.

By:	/s/ Thomas F. Rose
Name:	Thomas F. Rose
Title:	Vice President and CFO

Regeneration Technologies, Inc. – Cardiovascular

By:	/s/ Thomas F. Rose
Name:	Thomas F. Rose
Title:	Vice President and CFO

Schedules

Schedule 1-A:	CryoLife Agreements
Schedule 1-B:	RTI Agreements
Schedule 3.2(b):	CryoLife Violation
Schedule 3.3:	CryoLife Defaults
Schedule 4.1:	Jurisdictions of RTI Entities
Schedule 4.2(b):	RTI Violation
Schedule 4.3:	RTI Defaults

Schedule 1-A

CryoLife Agreements

CRA	Document	Date	Addenda
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***], [***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***], [***]/[***]/[***], [***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***] Agreement	[***]/[***]/[***]	[***]/[***]/[***]

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

Schedule 1-B

RTI Agreements

RRA	RTI Entity	Agreement	Date
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***], [***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]	[***]	[***] Agreement	[***]/[***]/[***]
[***]d	[***]	[***] Agreement	[***]/[***]/[***]

[***] - Confidential Portions of This Agreement Which Have Been Redacted Are Marked With Brackets (“[***]”). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.

Schedule 3.2(b)

CryoLife Violation

None.

Schedule 3.3

CryoLife Defaults

None.

Schedule 4.1

Jurisdictions of RTI Entities

RTI Entity	Jurisdiction of Incorporation
Regeneration Technologies, Inc.	Delaware
RTI Donor Services, Inc.	Delaware
Regeneration Technologies, Inc.—Cardiovascular	Alabama

Schedule 4.2(b)

RTI Violation

None.

Schedule 4.3

RTI Defaults

None.